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                                                                   Exhibit 10.10

                          ALPHA NATURAL RESOURCES, INC.

                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN

                              ___________ __, 2005

      On ___________ __, 2005, ANR Holdings, LLC and certain related entities effected a restructuring in connection with an initial public offering of equity of Alpha. As a result, all Awards granted under the 2004 Long-Term Incentive Plan of Alpha Coal Management, LLC (the "Original Plan") are automatically converted into Awards issued by Alpha, pursuant to and in accordance with
Section 13 of the Original Plan. Pursuant to such conversion, each Award outstanding as of the date of this Amended and Restated 2004 Long-Term Incentive Plan of Alpha Natural Resources, Inc. (the "Revised Plan") and exercisable for one Unit (as defined in the Original Plan) is being converted into a Stock Option (as defined below) under this Revised Plan exercisable for 0.78551 Common Shares. The conversion rate includes an adjustment for the effect of the pro rata distribution by Alpha, to its stockholders of record as of immediately prior to the initial public offering, equal to (i) the number of Common Shares that the underwriters have the option to purchase pursuant to their over-allotment option, minus the number of Common Shares, if any, the underwriters purchase pursuant to their over-allotment option, plus (ii) an amount equal to the net proceeds to Alpha from the exercise of the underwriters over-allotment option. This Revised Plan amends and restates the Original Plan to reflect the necessary changes in the Original Plan reasonably required in order to evidence such conversion and restructuring.

      SECTION 1. PURPOSE. The purpose of this Revised Plan is to advance the interests of Alpha and its stockholders by providing incentives to certain Eligible Persons who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

      SECTION 2. DEFINITIONS. Certain capitalized terms applicable to this Revised Plan are set forth in Appendix A.

      SECTION 3. ADMINISTRATION. This Revised Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of this Revised Plan, such powers to include exclusive authority to select the Eligible Persons to be granted Awards under this Revised Plan, to determine the type, size, terms and conditions of the Award to be made to each Eligible Person selected, to modify or waive the terms and conditions of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements evidencing Awards made under this Revised Plan. Awards may, in the discretion of the Committee, be made under this Revised Plan in assumption of, or in substitution for, outstanding Awards previously granted by (i) the Company, (ii) any predecessor of the Company, or
(iii) a company acquired by the Company or with which the Company combines. The number of Common Shares underlying such substitute awards shall be counted against the aggregate number of Common Shares available for Awards under this Revised Plan.

      The Committee is authorized to interpret this Revised Plan and the Awards granted under this Revised Plan, to establish, amend and rescind any rules and regulations relating to this Revised Plan, and to make any other determinations that it deems necessary or desirable for the administration of this Revised Plan. The Committee may correct any defect or omission or reconcile any inconsistency in this Revised Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Revised Plan, as described in this Revised Plan, shall lie within its sole and absolute discretion and

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shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their Beneficiaries or Permitted Transferees). The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Participants.

      No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Committee or by any other officer of the Company in connection with the performance of duties under this Revised Plan, except for his or her own willful misconduct or as expressly provided by statute. In addition to all other rights of indemnification and reimbursement to which a member of the Committee and an officer of the Company may be entitled, the Company shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Revised Plan against expenses (including reasonable attorneys' fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him or her in connection with such proceeding or suit, except for his or her own willful misconduct or as expressly provided otherwise by statute. Expenses (including reasonable attorneys' fees) incurred by such a member or officer in defending any such proceeding or suit shall be paid by the Company in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in this Section.

      Notwithstanding anything to the contrary in this Revised Plan, effective with the date of this Revised Plan, no new Awards may be granted pursuant to this Revised Plan, provided, however, that the Committee may amend or modify existing Awards and grant Awards in substitution for existing Awards.

      SECTION 4. PARTICIPATION. Consistent with the purposes of this Revised Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Revised Plan and be granted Awards under this Revised Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion.

      SECTION 5. AWARDS UNDER THIS REVISED PLAN.

            (a) Types of Awards. Awards under this Revised Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Grants and (vi) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of this Revised Plan (including, but not limited to, Associated Awards, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States). In the case of an Award granted in conjunction with an Associated Award, the Award may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

            (b) Maximum Number of Common Shares that May be Issued. There may be issued under this Revised Plan (as Restricted Stock, as Restricted Stock Units, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 596,985 Common Shares, subject to adjustment as

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      provided in Section 15. No Eligible Person may receive Awards under this
      Revised Plan for more than 596,985 Common Shares in any one fiscal year of Alpha, subject to adjustment as provided in Section 15. Common Shares issued pursuant to this Revised Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. If any Common Shares issued as Restricted Stock, Restricted Stock Units or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights or, if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant to such Award will be available for issuance under new Awards.

            (c) Rights with Respect to Common Shares and Other Securities. Except as provided in subsection 8(c) with respect to Awards of Restricted Stock and unless otherwise determined by the Committee in its discretion, a Participant to whom an Award is made (and any Person succeeding to such a Participant's rights pursuant to this Revised Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Common Shares or other instrument of ownership is issued to such Participant. Except as provided in Section 8 or Section 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued. A Participant holding an Award providing for the issuance of Common Shares in the future shall have no rights as a stockholder with respect to such Common Shares until a stock certificate representing such Common Shares is issued to such Participant.

      SECTION 6. STOCK OPTIONS. The Committee may grant Stock Options or sell Purchased Options; provided that an Incentive Stock Option may be granted only to Eligible Persons who are employees of Alpha or any parent or subsidiary of Alpha and provided further that Participants who have Associated Awards may not receive Incentive Stock Options if such Associated Awards disqualify the Incentive Stock Option's status as such under the Code. Each Stock Option granted or sold under this Revised Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Revised Plan and shall comply with the applicable terms and conditions of this Section and this Revised Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

            (a) The exercise price of a Stock Option may be less than, equal to, or greater than, the Fair Market Value of the Common Shares subject to such Stock Option at the time the Stock Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock Option granted to an employee of Alpha or any parent or subsidiary of Alpha, the exercise price shall not be less than the Fair Market Value of the Common Shares subject to such Stock Option at the time the Stock Option is granted, or if granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Stock Option is granted. In no event, however, will the exercise price per share of a Stock Option be less than the par value per share of a Common Share.

            (b) The Committee shall determine the number of Common Shares to be subject to each Stock Option.

            (c) Any Stock Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.

            (d) A Stock Option shall not be exercisable:

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                  (i) in the case of any Incentive Stock Option granted to a Ten
            Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Stock Option, after the expiration of ten years from the date it is granted; and

                  (ii) unless payment in full is made for the shares being
            acquired under such Stock Option at the time of exercise as provided in subsection 6(i).

            (e) The Committee shall determine in its discretion and specify in each agreement evidencing a Stock Option the effect, if any, the termination of the Participant's employment with or performance of services for the Company shall have on the exercisability of the Stock Option; provided, however, that an Incentive Stock Option that is exercised at a time that is beyond the time an Incentive Stock Option may be exercised in order to qualify as such under the Code shall cease to be an Incentive Stock Option.

            (f) In the case of an Incentive Stock Option, the amount of the aggregate Fair Market Value of Common Shares (determined at the time of grant of the Stock Option) with respect to which incentive stock options are exercisable for the first time by an employee of the Company during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other amount as is specified in the Code.

            (g) It is the intent of Alpha that Nonqualified Stock Options granted under this Revised Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under this Revised Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. If a Stock Option is intended to be an Incentive Stock Option, and if for any reason such Stock Option (or portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Stock Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under this Revised Plan; provided that such Stock Option (or portion thereof) otherwise complies with this Revised Plan's requirements relating to Nonqualified Stock Options. In no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of a Stock Option to qualify for any reason as an Incentive Stock Option.

            (h) A Purchased Option may contain such additional terms not inconsistent with this Revised Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the holder of the Purchased Option, as the Committee may determine in its sole discretion.

            (i) For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Common Shares, the surrender of another outstanding Award under this Revised Plan or any combination thereof) as the Committee may determine in its discretion; provided, however, that, for purposes of making such payment in Common Shares, such shares shall be valued at their Fair Market Value on the day of exercise and unless the Committee determines otherwise shall have been held by the Participant for a period of at least six (6) months.

      SECTION 7. STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights. Each Award of Stock Appreciation Rights granted under this Revised Plan shall be evidenced by an

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agreement in such form as the Committee shall prescribe from time to time in accordance with this Revised Plan and shall comply with the applicable terms and conditions of this Section and this Revised Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

            (a) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights.

            (b) Any Stock Appreciation Right may be exercised during its term only at such time or times and in such installments as the Committee may establish.

            (c) The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Stock Appreciation Rights the effect, if any, the termination of the Participant's employment with or performance of services for the Company shall have on the exercisability of the Award of Stock Appreciation Rights.

            (d) An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award or to surrender unexercised an Associated Award (or any portion of such Associated Award) to Alpha and to receive from Alpha in exchange thereof, without payment to Alpha, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one Common Share, at the time of such exercise, over the exercise price, times the number of Common Shares subject to the Award or the Associated Award, or portion thereof, that is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Alpha Securities or property, or other forms of payment or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.

            (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Stock Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subsection 7(d) of this Agreement.

      SECTION 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee may grant Awards of Restricted Stock and Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units under this Revised Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Revised Plan and shall comply with the applicable terms and conditions of this Section and this Revised Plan, and with such other terms and conditions as the Committee, in its discretion, shall establish.

            (a) The Committee shall determine the number of Common Shares to be issued to a Participant pursuant to the Award of Restricted Stock or Restricted Stock Units, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

            (b) Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee in its discretion shall establish (the "RESTRICTED PERIOD"), a Participant to whom an

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      Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a stock certificate representing the Common Shares subject to such Award.

            (c) Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any Person succeeding to such a Participant's rights pursuant to this Revised
      Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period, ownership of such Common Shares, including the right to vote such Common Shares and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Alpha Securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of Alpha, shall be subject to the restrictions set forth in this Revised Plan as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to this Revised Plan.

            (d) The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Restricted Stock or Restricted Stock Units the effect, if any, the termination of the Participant's employment with or performance of services for the Company during the Restricted Period shall have on such Award.

            (e) The Committee may grant Associated Awards of Dividend Equivalents to Participants in connection with Awards of Restricted Stock Units. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Common Shares, or other investment vehicles as the Committee may specify; provided that, unless otherwise determined by the Committee, Dividend Equivalents shall be subject to all conditions and restrictions of the underlying Restricted Stock Units to which they relate.

      SECTION 9. PERFORMANCE GRANTS. The Committee may grant Awards of Performance Grants. The Award of a Performance Grant to a Participant will entitle him or her to receive a specified amount determined by the Committee (the "ACTUAL VALUE"), if the terms and conditions specified in this Revised Plan and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the applicable terms and conditions of this Section and this Revised Plan, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Alpha Securities or property, or other forms of payment, or any combination thereof, issued with respect to the Performance Grant, as the Committee, in its discretion, shall establish, and shall be evidenced in an agreement in such form and substance as is determined by the Committee.

            (a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Associated Award. As determined by the Committee, the maximum value of each Performance Grant (the "MAXIMUM VALUE") shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount that varies from time to time based in whole or in part on the then current value of the Common Shares, Other Alpha Securities or property, or other securities or property, or any combination thereof or
      (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions.

            (b) The award period ("AWARD PERIOD") related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made or within the first 90 days

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      of any performance period, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company or one or more of its divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

            (c) The Committee shall determine in its discretion and specify in each agreement evidencing a Performance Grant the effect, if any, the termination of the Participant's employment with or performance of services for the Company during the Award Period shall have on such Performance Grant.

            (d) The Committee shall determine whether the conditions of a Performance Grant have been met and, if so, shall ascertain the Actual Value of the Performance Grant. If the Performance Grant has no Actual Value, the Award and such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grant has any Actual Value and:

                  (i) was not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grant earned by the Participant to be paid to him or her or such Participant's Permitted Transferee or Beneficiary; or

                  (ii) was awarded in conjunction with an Associated Award, the
            Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grant, in which event no amount with respect to such Performance Grant shall be paid to the Participant or his or her Permitted Transferee or Beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grant to the Participant or his or her Permitted Transferee or Beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the Participant or his or her Beneficiary, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

            Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

            (e) Payment of any amount with respect to the Performance Grants that the Committee determines to pay as provided above shall be made by Alpha as promptly as practicable after the end of the Award Period or at such other time or times as the Committee

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      shall determine, and may be made in cash, Common Shares, Other Alpha
      Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion; provided, that no Participant may receive more than $10,000,000 in cash, Other Alpha Securities or property, or other forms of payment other than Common Shares, with respect to Performance Grants in any one fiscal year of Alpha. Notwithstanding anything in this Section to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of any Performance Grant at any time during the Award Period, provided that such authority or action does not result in an adverse tax impact on the Participant holding such Performance Grant or on any other Participant.

      SECTION 10. DEFERRAL OF COMPENSATION. The Committee shall determine whether or not an Award shall be made in conjunction with the deferral of the Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

            (a) forfeited to the Company or to other Participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company);

            (b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

            (c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

      SECTION 11. DEFERRED PAYMENT OF AWARDS. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Alpha Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

      SECTION 12. TRANSFERABILITY OF AWARDS. A Participant's rights and interest under this Revised Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee; and provided, further, that, unless otherwise permitted by the Code, any Incentive Stock Option granted pursuant to this Revised Plan shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by Participant or by such Permitted Transferee.

      SECTION 13. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THIS REVISED PLAN. The terms of any outstanding Award under this Revised Plan may be amended or modified from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments under any Award) if the Committee could grant such amended or modified Award under the terms of this Revised Plan at the time of such amendment or modification; provided that no such amendment or modification shall adversely affect in a

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material manner any right of a Participant under the Award without his or her written consent. The Committee may, in its discretion, permit holders of Awards under this Revised Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Revised Plan.

      SECTION 14. TERMINATION OF A PARTICIPANT. For all purposes under this Revised Plan, the Committee shall determine whether a Participant has terminated employment with, or the performance of services for, the Company; provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under this Revised Plan.

      SECTION 15. DILUTION AND OTHER ADJUSTMENTS. If any change in the outstanding Common Shares occurs by reason of any stock split of or stock dividend on the Common Shares, then, except as otherwise determined by the Committee without liability to any Person, the terms of any outstanding Awards shall be equitably adjusted in the manner determined by the Committee without liability to any Person. If any change in the outstanding Common Shares occurs by reason of any split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, sale by the Company of all of its assets, distribution to stockholders (other than a stock split or stock dividend as provided above or a normal cash dividend on the Common Shares), or other extraordinary or unusual event, then the Committee may determine, in its discretion and without liability to any Person, to terminate all outstanding Awards immediately prior to the consummation of any such event, to make an equitable adjustment in the terms of any outstanding Award and/or the number of Common Shares available for Awards, or to make no adjustments. Any such determination by the Committee may be set forth in any agreement evidencing an Award. Any such termination or adjustment made by the Committee shall be final, conclusive and binding for all purposes of this Revised Plan. Unless otherwise provided by the Committee, all outstanding Awards shall terminate immediately prior to the consummation of any dissolution or liquidation of the Company. Notwithstanding anything to the contrary in this Revised Plan, except to the extent set forth in the recitals to this Revised Plan, no adjustment shall be made under this Section 15 as a result of the restructuring or distributions described in the recitals.

      SECTION 16. DESIGNATION OF BENEFICIARY BY PARTICIPANT. A Participant may name a beneficiary to receive any payment to which such Participant may be entitled with respect to any Award under this Revised Plan in the event of his or her death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion (a "BENEFICIARY"). The Committee reserves the right to review and approve Beneficiary designations. A Participant may change his or her Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Revised Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant's Beneficiary, such payment will be made to the legal representatives of the Participant's estate, and the term "BENEFICIARY" as used in this Revised Plan shall be deemed to include such Person or Persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Revised Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

      SECTION 17. FINANCIAL ASSISTANCE. If the Committee determines that such action is advisable, the Company may assist any Participant in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of this Revised Plan, including, but not limited to, to permit the exercise or receipt of an Award and/or the payment of any taxes with respect to such Award. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company or the maintenance by the Company of deposits with such bank or third party.

      SECTION 18. MISCELLANEOUS PROVISIONS.

            (a) Any proceeds from Awards shall constitute general funds of Alpha.

            (b) No fractional shares may be delivered under an Award, but in lieu thereof a cash or other adjustment may be made as determined by the Committee in its discretion.

            (c) No Eligible Person or other Person shall have any claim or right to be granted an Award under this Revised Plan. Determinations made by the Committee under this Revised Plan need not be uniform and may be made selectively among Eligible Persons under this Revised Plan, whether or not such Eligible Persons are similarly situated. Neither this Revised Plan nor any action taken under this Revised Plan shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved.

            (d) No Participant or other Person shall have any right with respect to this Revised Plan, the Common Shares reserved for issuance under this Revised Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions and provisions of this Revised Plan and the Award applicable to such Participant (and each Person claiming under or through such him or her) have been met.

            (e) No Common Shares, Other Alpha Securities or property, other securities or property or other forms of payment shall be issued under this Revised Plan with respect to any Award unless counsel for Alpha shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed.

            (f) It is the intent of Alpha that this Revised Plan comply in all respects with Rule 16b-3 and Section 162(m), that any ambiguities or inconsistencies in construction of this Revised Plan be interpreted to give effect to such intention and that if any provision of this Revised Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void. Except as otherwise determined by the Committee, with respect to Awards granted to executive officers of Alpha, such Awards shall be deemed to be automatically modified to the minimum extent required to permit such Awards to comply with Rule 16b-3 and Section 162(m). It is also the intent of Alpha that this Revised Plan comply in all respects with the provisions of the Code providing favorable treatment to Incentive Stock Options, that any ambiguities or inconsistencies in construction of this Revised Plan be interpreted to give effect to such intention and that if any provision of this Revised Plan is found not to be in compliance with the Incentive Stock Option provisions of the Code, such provision shall be deemed null and void with respect to Incentive Stock Options granted to employees of the Company to the extent required to permit such Incentive Stock Options to receive favorable treatment under the Code.

            (g) The Company shall have the right to deduct from any payment made under this Revised Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of Alpha to issue Common Shares, Other Alpha Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Revised Plan, that the Participant (or any Beneficiary or Person entitled to act) pay to Alpha, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, Alpha may refuse to issue Common Shares, Other Alpha Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in this Revised Plan to the contrary, the Committee may, in its discretion, permit an Eligible Person (or any Beneficiary or Person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing Alpha to withhold, or agreeing to surrender to Alpha on or about the date such tax liability is determinable, Common Shares, Other Alpha Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such Person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such Person, having a Fair Market Value equal to the amount of such taxes).

            (h) The expenses of this Revised Plan shall be borne by the Company; provided, however, the Company may recover from a Participant or his or her Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of this Revised Plan or any agreement evidencing such Participant's Award.

            (i) This Revised Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Revised Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

            (j) By accepting any Award or other benefit under this Revised Plan, each Participant (and each Person claiming under or through him or her) shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Revised Plan by the Company, the Board, the Committee or the Designated Administrator (if applicable).

            (k) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards under this Revised Plan or any Common Shares issued pursuant to this Revised Plan as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed.

            (l) The validity, construction, interpretation, administration and effect of this Revised Plan, and of its rules and regulations, and rights relating to this Revised Plan and to Awards granted under this Revised Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

            (m) Records of the Company shall be conclusive for all purposes under this Revised Plan or any Award, unless determined by the Committee to be incorrect.

            (n) If any provision of this Revised Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Revised Plan or any Award, but such provision shall be fully severable, and this Revised Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Revised Plan or Award, as applicable.

            (o) The terms of this Revised Plan shall govern all Awards under this Revised Plan and in no event shall the Committee have the power to grant any Award under this Revised Plan that is contrary to any of the provisions of this Revised Plan. In the event of a conflict between any term or provision of this Revised Plan and any term or provision of the Stockholders Agreement dated as of the date of this Revised Plan among Alpha and certain of its stockholders, the applicable terms and provisions of such Stockholders Agreement will govern and prevail.

            (p) For purposes of interpretation of this Revised Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

      SECTION 19. REVISED PLAN AMENDMENT OR SUSPENSION. This Revised Plan may be amended or suspended in whole or in part at any time from time to time by the Committee. No amendment of this Revised Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant's written consent, except as permitted under Section 13; provided, however, that the Committee may amend this Revised Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

      SECTION 20. REVISED PLAN TERMINATION. This Revised Plan shall terminate upon the earlier of the following dates or events to occur:

            (a) upon the adoption of a resolution of the Board terminating this Revised Plan; or

            (b) November 10, 2104; provided, however, that the Board may, prior to such date, extend the term of this Revised Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.

      No termination of this Revised Plan shall materially alter or impair any of the rights or obligations of any Participant, without his or her consent, under any Award previously granted under this Revised Plan, except that subsequent to termination of this Revised Plan, the Committee may make amendments or modifications permitted under Section 13.

      SECTION 21. EFFECTIVE DATE. This Revised Plan shall be effective, and Awards may be granted under this Revised Plan, on or after November 10, 2004.

                                   APPENDIX A

      The following terms shall have the meaning indicated:

            "ACTUAL VALUE" has the meaning set forth in Section 9.

            "ALPHA" shall mean Alpha Natural Resources, Inc., a Delaware corporation.

            "ASSOCIATED AWARD" shall mean an Award granted concurrently or subsequently in conjunction with another Award.

            "AWARD" shall mean an award of rights to an Eligible Person under this Revised Plan.

            "AWARD PERIOD" has the meaning set forth in subsection 9(b).

            "BENEFICIARY" has the meaning set forth in Section 16.

            "BOARD" shall mean the board of directors of Alpha.

            "CODE" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

            "COMMITTEE" shall mean the person or persons responsible for administering this Revised Plan. The Board shall constitute the Committee until the Board appoints a Board Committee, after which time the Board Committee shall constitute the Committee, provided, however, that at any time the Board may designate itself as the Committee or designate itself to administer certain of the Committee's authority under this Revised Plan, including administering certain Awards under this Revised Plan. The Board or the Board Committee may designate a Designated Administrator to constitute the Committee or to administer certain of the Committee's authority under this Revised Plan, including administering certain Awards under this Revised Plan, subject to the right of the Board or the Board Committee, as applicable, to revoke its designation at any time and to make such designation on such terms and conditions as it may determine in its discretion. For purposes of this definition, the "BOARD COMMITTEE" shall mean a committee of the Board designated by the Board to administer this Revised Plan. Except as otherwise determined by the Board, the Board Committee (i) shall be comprised of not fewer than three directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Board Committee consist of "Non-Employee Directors" (as defined in Rule 16b-3), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Board Committee consist of "outside directors" (as defined in Treasury Regulation
      Section 1.162-27(e)(3)(i) or any successor regulation), and (iv) shall meet any applicable requirements of any stock exchange or other market quotation system on which Common Shares are listed. For purposes of this definition, the "DESIGNATED ADMINISTRATOR" shall mean one or more Company officers designated by the Board or a Board Committee to act as a Designated Administrator pursuant to this Revised Plan. Except as otherwise determined by the Board, a Designated Administrator shall only be appointed if Rule 16b-3 permits such appointment and the exercise of any authority without adversely affecting the ability of Awards to officers of Alpha to comply with the conditions for Rule 16b-3 or Section 162(m). The resolutions of the Board or Board Committee designating the authority of the Designated Administrator shall (i) specify the total number of Common Shares subject to Awards that may be granted pursuant to this Revised Plan by the Designated Administrator, (ii) may not authorize the Designated Administrator to designate him or herself as the recipient of any Awards pursuant to this Revised Plan and (iii) shall otherwise comply with the requirements of the Delaware General Corporation Law, including Section 157(c) thereunder.

            "COMPANY" shall mean Alpha and any parent, subsidiary or affiliate of Alpha.

            "COMMON SHARES" shall mean shares of common stock, par value $0.01 per share, of Alpha and stock of any other class into which such shares may thereafter be changed.

            "DIVIDEND EQUIVALENTS" shall mean an Associated Award of cash or other Awards with a Fair Market Value equal to the dividends which would have been paid on the Common Shares underlying an outstanding Award of Restricted Stock Units had such Common Shares been outstanding.

            "ELIGIBLE PERSON(S)" shall mean those persons who are full or part-time employees of the Company or other individuals who perform services for the Company, including, without limitation, directors who are not employees of the Company and consultants and independent contractors who perform services for the Company.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

            "FAIR MARKET VALUE" shall mean such value rounded up to the nearest cent as determined by the Committee in accordance with applicable law.

            "INCENTIVE STOCK OPTION" shall mean a Stock Option that is an incentive stock option as defined in Section 422 of the Code. Incentive Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

            "MAXIMUM VALUE" has the meaning set forth in subsection 9(a).

            "NONQUALIFIED STOCK OPTION" shall mean a Stock Option that is not an incentive stock option as defined in Section 422 of the Code. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

            "OTHER ALPHA SECURITIES" shall mean Alpha securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property) other than Common Shares.

            "PARTICIPANT" shall mean an Eligible Person to whom an Award has been granted under this Revised Plan.

            "PERFORMANCE GRANT" shall mean an Award subject, in part, to the terms, conditions and restrictions described in Section 9, pursuant to which the recipient may become entitled to receive cash, Common Shares, Other Alpha Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

            "PERMITTED TRANSFEREE" means (i) any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such Form may be amended from time to time, which persons include, as of the date of adoption of this Revised Plan, (a) executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants, and (b) Participants' family members who acquire Awards from the Participant other than for value, through a gift or a domestic relations order. For purposes of this definition, "FAMILY MEMBER" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights; nor (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for "VALUE".

            "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

            "PURCHASED OPTION" shall mean a Stock Option that is sold to an Eligible Person at a price determined by the Committee. Purchased Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

            "RESTRICTED PERIOD" has the meaning set forth in subsection 8(b).

            "RESTRICTED STOCK" shall mean an Award of Common Shares that are issued subject, in part, to the terms, conditions and restrictions described in Section 8.

            "RESTRICTED STOCK UNITS" shall mean an Award of the right to receive either (as the Committee determines) Common Shares or cash equal to the Fair Market Value of a Common Share, issued subject, in part, to the terms, conditions and restrictions described in Section 8.

            "REVISED PLAN" shall mean this Alpha Natural Resources, Inc. 2004 Long-Term Incentive Plan, as amended and restated effective ____________ __, 2005.

            "RULE 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

            "SECTION 162(m)" shall mean Section 162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

            "STOCK APPRECIATION RIGHT" shall mean an Award of a right to receive (without payment to Alpha) cash, Common Shares, Other Alpha Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 7.

            "STOCK OPTION" shall mean an Award of a right to purchase Common Shares. The term Stock Option shall include Nonqualified Stock Options, Incentive Stock Options and Purchased Options.

            "TEN PERCENT EMPLOYEE" shall mean an employee of Alpha or any parent or subsidiary of Alpha who owns stock representing more than ten percent of the voting power of all classes of stock of Alpha or any parent or subsidiary of Alpha.

            "TREASURY REGULATION" shall mean a final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.